SECURITIES AND EXCHANGE COMMISSION        Execution Copy
                              WASHINGTON D.C.  20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 31, 1996
                                                  ------------------------------

                               POWER DESIGNS INC.
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               (Exact Name of Registrant as Specified in Charter)


           New York                       0-1921               11-1708714
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(State or other jurisdiction       (Commission File No.)  (I.R.S. Employer
of incorporation or organization)                         Identification Number)


14 Commerce Drive, Danbury, Connecticut                          06810
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(Address of principal executive offices)                      (Zip Code)


                                 (203) 748-7001
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                (Issuer's Telephone Number, Including Area Code)


                    250 Executive Drive, Edgewood, NY 11717
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5

     As disclosed on a Form 8-K filed on October 28, 1996, on October 11, 1996 the registrant's wholly-owned subsidiary, PDIXF Acquisition Corp. ("PAC"), entered into an Asset Purchase Agreement (the "Agreement") with Technipower, Inc. ("TPI"), Constant Power, Inc. ("CPI") and Penril Datacomm Networks, Inc. ("Penril"), parent of both TPI and CPI. The registrant acquired all of the TPI and CPI assets employed in the manufacture of three product lines.

     As part of the consideration for the purchase, PAC issued a $2,750,000 Term Note (the "Note") to Penril bearing annual interest of 2% above prime rate, and a maturity date of December 31, 1996. On December 31, 1996, PAC defaulted on the Note, thereby breaching the Agreement. The registrant, PAC and Penril are continuing discussions to cure the default, but no agreement has been reached as of this report. Although Penril has taken no action against the registrant or PAC, Penril has also failed to waive either the default or the consequent breach.

Item 7. Exhibits.


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                                                                consecutively
Exhibit                                                Page     numbered copy
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(10)  Material Contracts

  (i) Asset Purchase Agreement
        (incorporated by reference to Exhibit
        10(i) to Form 8-K filed on October 28, 1996)

  (ii) $2,750,000 Term Note
        (incorporated by reference to Exhibit
        10(ii) to Form 8-K filed on October 28, 1996)

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 10, 1997                       By:   /s/ Jonathan Betts
      -----------------                            ---------------------------
                                                   Jonathan Betts
                                                   Chairman of the Board